Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Supplement dated August 18, 2017

to the Prospectus for

Merrill Lynch Investor Choice Annuity (Investor Series) dated May 1, 2014 (as supplemented)

This supplement is to notify you that the Substitutions set forth below occurred on August 18, 2017 as you were previously notified in the supplement dated June 9, 2017.

Transamerica Advisors Life Insurance Company (the “Company”) filed an application with, and subsequently received an order from, the Securities and Exchange Commission (“SEC”) to allow the Company to remove certain variable investment options (“Existing Funds”) and substitute new variable investment options (“Replacement Funds”) as shown below (the “Substitutions”), held by Merrill Lynch Life Variable Annuity Separate Account A to fund the following contract issued by the Company (the “Contract”): Merrill Lynch Investor Choice Annuity (Investor Series). The Replacement Funds are portfolios of Transamerica Series Trust. To the extent that a Replacement Fund subaccount was not available as an investment option under your Contract, such Replacement Fund subaccount was be added as an investment option on or before the effective date of the Substitutions (the “Effective Date”). Please retain this supplement and keep it with the prospectus.

To the extent required by law, approval of the Substitutions was obtained from the state insurance regulators in certain jurisdictions.

The Company believes that the Substitutions are in the best interest of Contract owners. In each case, the Replacement Fund has at least similar investment objectives and policies as the corresponding Existing Fund. The Company has borne all expenses related to the Substitutions, and the Substitutions will have no tax consequences for you. The Substitutions took place on August 18, 2017.

The Substitutions and respective advisers and/or sub-advisers for the Existing Funds and Replacement Funds are:

Existing Fund (Adviser/Sub-Adviser)	Replacement Fund (Adviser/Sub-Adviser)
Dreyfus Variable Investment Fund: Appreciation Portfolio (The Dreyfus Corporation/ Dreyfus and Fayez Sarofim & Co.)	Transamerica WMC US Growth VP (Transamerica Asset Management, Inc./Wellington Management Company, LLP)
Oppenheimer Capital Appreciation Fund/VA (OFI Global Asset Management, Inc./ OppenheimerFunds, Inc.)	Transamerica Jennison Growth VP (Transamerica Asset Management, Inc./Jennison Associates LLC)
Oppenheimer Main Street Small Cap Fund®/VA (OFI Global Asset Management, Inc./ OppenheimerFunds, Inc.)	Transamerica T. Rowe Price Small Cap VP (Transamerica Asset Management, Inc./T. Rowe Price Associates, Inc.)
Pioneer Emerging Markets VCT Portfolio (Pioneer Investment Management, Inc.)	Transamerica TS&W International Equity VP

Existing Fund (Adviser/Sub-Adviser)	Replacement Fund (Adviser/Sub-Adviser)
(Transamerica Asset Management, Inc./Thompson, Siegel & Walmsley LLC)

Pioneer Fund VCT Portfolio (Pioneer Investment Management, Inc.)	Transamerica JPMorgan Enhanced Index VP (Transamerica Asset Management, Inc./J.P. Morgan Investment Management Inc.)

Please note that:

•	No action is required on your part at this time. You will not need to file a new election or take any immediate action.

•	The elections you have on file for allocating your account value, premium payments and deductions have been redirected to the appropriate Replacement Fund subaccount unless you changed your elections and transferred your funds before the Substitutions took place.

•	You may transfer amounts in your Contract among the subaccounts and the fixed account as usual. Each Substitution itself was not be treated as a transfer for purposes of the transfer provisions of your Contract, subject to the Company’s restrictions on transfers to prevent or limit “market timing” activities by Contract owners or agents of Contract owners.

•	If you made one transfer from a subaccount investing in an Existing Fund (before the Effective Date) or a Replacement Fund (after the Effective Date) into one or more other subaccounts, any transfer charge that might otherwise be imposed will be waived from June 9, 2017 through the date that is 30 days after the Effective Date. In addition, if you made one transfer from an Existing Fund subaccount into one or more other subaccounts from June 9, 2017 until the Effective Date, or from a Replacement Fund subaccount within 30 days after the Effective Date of the Substitutions, the transfer will not be treated as one of a limited number of transfers (or exchanges) permitted under your Contract. Furthermore, the Company will not exercise any rights reserved under any Contract to impose additional restrictions on transfers for at least 30 days after the Effective Date.

•	On the Effective Date, your account value in each subaccount was the same as before the Substitutions. However, for each Substitution, the number of units you received in the Replacement Fund subaccount was different from the number of units you owned in the Existing Fund subaccount, due to the difference in unit values.

•	There will be no tax consequences to you.

In connection with the Substitutions, we have previously sent you the summary prospectus for each of the Replacement Funds as well as notice of the Effective Date and this supplement serves to provide you confirmation of transfers.

Please contact your registered representative if you have any questions.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.